UNDISCOVERED MANAGERS FUNDS

Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund
JPMorgan Realty Income Fund
Undiscovered Managers Small Cap Growth Fund

(each a Series of Undiscovered Managers Funds)

Supplement dated August 28, 2007
to the Statement of Additional Information,
dated December 31, 2006

Effective immediately the fifth paragraph under the section titled “Distribution Plan” in the Statement of Additional Information is hereby replaced in its entirety by the following paragraph:

Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of Class A Shares, 0.75% annualized of the average daily net assets of Class B and Class C Shares and 0.35% annualized of the average daily net asset value of the Investor Class Shares of the Behavioral Growth Fund maintained in a Fund by such broker-dealers’ customers. Trail or maintenance commissions on Class A and Investor Class Shares will be paid to broker-dealers immediately. Trail or maintenance commissions on Class B and Class C Shares will be paid to broker-dealers beginning in the 13th month following the purchase of such shares, except certain broker-dealers who have sold Class C Shares to certain defined contribution plans and who have waived the 1.00% sales commission shall be paid trail or maintenance commissions immediately. Since the Distribution Fee is not directly tied to expenses, the amount of Distribution Fee paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). With respect to Class B and Class C Shares, because of the 0.75% annual limitation on the compensation paid to JPMDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to JPMDS in fiscal years subsequent thereto. However, the Funds are not liable for any distribution expenses incurred in excess of the Distribution fee paid. In determining whether to purchase Class B or Class C Shares, investors should consider that compensation payment could continue until JPMDS has been fully reimbursed for the commissions paid on sales of Class B and Class C Shares.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-UMSAI-806